                                                  Exhibit 99.10
--------------------------------------------------------------------------------
                                                  Monthly Operating Report
---------------------------------------
CASE NAME: Flight One Logistics, Inc.            ACCRUAL BASIS
---------------------------------------
---------------------------------------
CASE NUMBER: 400-42069-BJH                        02/13/95, RWD, 2/96
---------------------------------------
---------------------------------------
JUDGE:  Barbara J. Houser
---------------------------------------

                        UNITED STATES BANKRUPTCY COURT

                          NORTHERN DISTRICT OF TEXAS

                                SIXTH DIVISION

                           MONTHLY OPERATING REPORT

                          MONTH ENDING: MAY 31, 2001


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE
UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY
THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING
REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND
THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY
KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND
COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN
RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF
WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE  PARTY:

/s/ Drew Keith                                     Chief Financial Officer
---------------------------------------     ----------------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY              TITLE

Drew Keith                                         6/20/2001
---------------------------------------     ----------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                    DATE

PREPARER:

/s/ Jessica L. Wilson                              Chief Accounting Officer
---------------------------------------     ----------------------------------
ORIGINAL SIGNATURE OF PREPARER                       TITLE

Jessica L. Wilson                                  6/20/2001
---------------------------------------     ----------------------------------
PRINTED NAME OF PREPARER                             DATE


--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                          Monthly Operating Report
    ----------------------------------------------------
    CASE NAME: Flight One Logistics, Inc.                                                         ACCRUAL BASIS-1
    ----------------------------------------------------
    ----------------------------------------------------
    CASE NUMBER: 400-42069-BJH                                                            02/13/95, RWD, 2/96
    ----------------------------------------------------

    ----------------------------------------------------

    COMPARATIVE BALANCE SHEET
    ----------------------------------------------------
                                                  SCHEDULE         MONTH                       MONTH                    MONTH
                                                             --------------------------------------------------------------------
    ASSETS                                         AMOUNT         April 2001                  May 2001
    -----------------------------------------------------------------------------------------------------------------------------
    1.      UNRESTRICTED CASH                                           $     0                    $     0                    $0
    -----------------------------------------------------------------------------------------------------------------------------
    2.      RESTRICTED CASH                                             $     0                    $     0                    $0
    -----------------------------------------------------------------------------------------------------------------------------
    3.      TOTAL CASH                              $     0             $     0                    $     0                    $0
    -----------------------------------------------------------------------------------------------------------------------------
    4.      ACCOUNTS RECEIVABLE (NET)                                   $20,742                    $20,742                    $0
    -----------------------------------------------------------------------------------------------------------------------------
    5.      INVENTORY                                                   $     0                    $     0                    $0
    -----------------------------------------------------------------------------------------------------------------------------
    6.      NOTES RECEIVABLE                                            $     0                    $     0                    $0
    -----------------------------------------------------------------------------------------------------------------------------
    7.      PREPAID EXPENSES                                            $     0                    $     0                    $0
    -----------------------------------------------------------------------------------------------------------------------------
    8.      OTHER (ATTACH LIST)                     $39,149             $   444                    $   444                    $0
    -----------------------------------------------------------------------------------------------------------------------------
    9.      TOTAL CURRENT ASSETS                    $39,149             $21,186                    $21,186                    $0
    -----------------------------------------------------------------------------------------------------------------------------
    10.     PROPERTY, PLANT & EQUIPMENT                                 $     0                    $     0                    $0
    -----------------------------------------------------------------------------------------------------------------------------
    11.     LESS:  ACCUMULATED
            DEPRECIATION / DEPLETION                                    $     0                    $     0                    $0
    -----------------------------------------------------------------------------------------------------------------------------
    12.     NET PROPERTY, PLANT &
            EQUIPMENT                               $     0             $     0                    $     0                    $0
    -----------------------------------------------------------------------------------------------------------------------------
    13.     DUE FROM INSIDERS                                           $     0                    $     0                    $0
    -----------------------------------------------------------------------------------------------------------------------------
    14.     OTHER ASSETS - NET OF
            AMORTIZATION (ATTACH LIST)                                  $     0                    $     0                    $0
    -----------------------------------------------------------------------------------------------------------------------------
    15.     OTHER (ATTACH LIST)                                         $     0                    $     0                    $0
    -----------------------------------------------------------------------------------------------------------------------------
    16.     TOTAL ASSETS                            $39,149             $21,186                    $21,186                    $0
    -----------------------------------------------------------------------------------------------------------------------------
    POSTPETITION LIABILITIES
    -----------------------------------------------------------------------------------------------------------------------------
    17.     ACCOUNTS PAYABLE                                            $     0                    $     0                    $0
    -----------------------------------------------------------------------------------------------------------------------------
    18.     TAXES PAYABLE                                               $     0                    $     0                    $0
    -----------------------------------------------------------------------------------------------------------------------------
    19.     NOTES PAYABLE                                               $     0                    $     0                    $0
    -----------------------------------------------------------------------------------------------------------------------------
    20.     PROFESSIONAL FEES                                           $     0                    $     0                    $0
    -----------------------------------------------------------------------------------------------------------------------------
    21.     SECURED DEBT                                                $     0                    $     0                    $0
    -----------------------------------------------------------------------------------------------------------------------------
    22.     OTHER (ATTACH  LIST)                                        $     0                    $     0                    $0
    -----------------------------------------------------------------------------------------------------------------------------
    23.     TOTAL POSTPETITION
            LIABILITIES                                                 $     0                    $     0                    $0
    -----------------------------------------------------------------------------------------------------------------------------
    PREPETITION  LIABILITIES
    -----------------------------------------------------------------------------------------------------------------------------
    24.     SECURED DEBT                                                $     0                    $     0                    $0
    -----------------------------------------------------------------------------------------------------------------------------
    25.     PRIORITY  DEBT                                              $     0                    $     0                    $0
    -----------------------------------------------------------------------------------------------------------------------------
    26.     UNSECURED  DEBT                                            ($16,740)                  ($16,740)                   $0
    -----------------------------------------------------------------------------------------------------------------------------
    27.     OTHER (ATTACH LIST)                                         $     0                    $     0                    $0
    -----------------------------------------------------------------------------------------------------------------------------
    28.     TOTAL PREPETITION LIABILITIES           $     0            ($16,740)                  ($16,740)                   $0
    -----------------------------------------------------------------------------------------------------------------------------
    29.     TOTAL LIABILITIES                       $     0            ($16,740)                  ($16,740)                   $0
    -----------------------------------------------------------------------------------------------------------------------------
    EQUITY
    -----------------------------------------------------------------------------------------------------------------------------
    30.     PREPETITION OWNERS' EQUITY                                  $38,956                    $38,956                    $0
    -----------------------------------------------------------------------------------------------------------------------------
    31.     POSTPETITION CUMULATIVE
            PROFIT OR (LOSS)                                            ($1,030)                   ($1,030)                   $0
    -----------------------------------------------------------------------------------------------------------------------------
    32.     DIRECT CHARGES TO EQUITY
            (ATTACH EXPLANATION)
    -----------------------------------------------------------------------------------------------------------------------------
    33.     TOTAL  EQUITY                                $0             $37,926                    $37,926                    $0
    -----------------------------------------------------------------------------------------------------------------------------
    34.     TOTAL LIABILITIES &
            OWNERS' EQUITY                               $0             $21,186                    $21,186                    $0
    -----------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
                                                                                          Monthly Operating Report
    ----------------------------------------------------
    CASE NAME: Flight One Logistics, Inc.                                                         ACCRUAL BASIS-2
    ----------------------------------------------------
    ----------------------------------------------------
    CASE  NUMBER: 400-42069-BJH                                                           02/13/95, RWD, 2/96
    ----------------------------------------------------
    ----------------------------------------------------
    INCOME STATEMENT
    -----------------------------------------------------------------------------------------------------------------------------
                                                             MONTH             MONTH            MONTH                 QUARTER
                                                         ------------------------------------------------
    REVENUES                                               April 2001        May 2001                                  TOTAL
    -----------------------------------------------------------------------------------------------------------------------------
    1.     GROSS REVENUES                                           $0               $0               $0                     $0
    -----------------------------------------------------------------------------------------------------------------------------
    2.     LESS: RETURNS & DISCOUNTS                                $0               $0               $0                     $0
    -----------------------------------------------------------------------------------------------------------------------------
    3.     NET REVENUE                                              $0               $0               $0                     $0
    -----------------------------------------------------------------------------------------------------------------------------
    COST OF GOODS SOLD
    -----------------------------------------------------------------------------------------------------------------------------
    4.     MATERIAL                                                 $0               $0               $0                     $0
    -----------------------------------------------------------------------------------------------------------------------------
    5.     DIRECT LABOR                                             $0               $0               $0                     $0
    -----------------------------------------------------------------------------------------------------------------------------
    6.     DIRECT OVERHEAD                                          $0               $0               $0                     $0
    -----------------------------------------------------------------------------------------------------------------------------
    7.     TOTAL COST OF GOODS SOLD                                 $0               $0               $0                     $0
    -----------------------------------------------------------------------------------------------------------------------------
    8.     GROSS PROFIT                                             $0               $0               $0                     $0
    -----------------------------------------------------------------------------------------------------------------------------
    OPERATING EXPENSES
    -----------------------------------------------------------------------------------------------------------------------------
    9.     OFFICER / INSIDER COMPENSATION                           $0               $0               $0                     $0
    -----------------------------------------------------------------------------------------------------------------------------
    10.    SELLING & MARKETING                                      $0               $0               $0                     $0
    -----------------------------------------------------------------------------------------------------------------------------
    11.    GENERAL & ADMINISTRATIVE                                 $0               $0               $0                     $0
    -----------------------------------------------------------------------------------------------------------------------------
    12.    RENT & LEASE                                             $0               $0               $0                     $0
    -----------------------------------------------------------------------------------------------------------------------------
    13.    OTHER (ATTACH LIST)                                      $0               $0               $0                     $0
    -----------------------------------------------------------------------------------------------------------------------------
    14.    TOTAL OPERATING EXPENSES                                 $0               $0               $0                     $0
    -----------------------------------------------------------------------------------------------------------------------------
    15.    INCOME BEFORE NON-OPERATING
           INCOME & EXPENSE                                         $0               $0               $0                     $0
    -----------------------------------------------------------------------------------------------------------------------------
    OTHER INCOME & EXPENSES
    -----------------------------------------------------------------------------------------------------------------------------
    16.    NON-OPERATING INCOME (ATT. LIST)                         $0               $0               $0                     $0
    -----------------------------------------------------------------------------------------------------------------------------
    17.    NON-OPERATING EXPENSE (ATT. LIST)                        $0               $0               $0                     $0
    -----------------------------------------------------------------------------------------------------------------------------
    18.    INTEREST EXPENSE                                         $0               $0               $0                     $0
    -----------------------------------------------------------------------------------------------------------------------------
    19.    DEPRECIATION / DEPLETION                                 $0               $0               $0                     $0
    -----------------------------------------------------------------------------------------------------------------------------
    20.    AMORTIZATION                                             $0               $0               $0                     $0
    -----------------------------------------------------------------------------------------------------------------------------
    21.    OTHER (ATTACH LIST)                                      $0               $0               $0                     $0
    -----------------------------------------------------------------------------------------------------------------------------
    22.    NET OTHER INCOME & EXPENSES                              $0               $0               $0                     $0
    -----------------------------------------------------------------------------------------------------------------------------
    REORGANIZATION  EXPENSES
    -----------------------------------------------------------------------------------------------------------------------------
    23.    PROFESSIONAL FEES                                        $0               $0               $0                     $0
    -----------------------------------------------------------------------------------------------------------------------------
    24.    U.S. TRUSTEE FEES                                        $0               $0               $0                     $0
    -----------------------------------------------------------------------------------------------------------------------------
    25.    OTHER (ATTACH LIST)                                      $0               $0               $0                     $0
    -----------------------------------------------------------------------------------------------------------------------------
    26.    TOTAL REORGANIZATION EXPENSES                            $0               $0               $0                     $0
    -----------------------------------------------------------------------------------------------------------------------------
    27.    INCOME TAX                                               $0               $0               $0                     $0
    -----------------------------------------------------------------------------------------------------------------------------
    28.    NET PROFIT (LOSS)                                        $0               $0               $0                     $0
    -----------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================

--------------------------------------------------------------------------------------------------------------------------------
                                                                                               Monthly Operating Report

    ----------------------------------------
    CASE NAME: Flight One Logistics, Inc.                                                      ACCRUAL BASIS-3
    ----------------------------------------

    ----------------------------------------
    CASE NUMBER: 400-42069-BJH                                                                 02/13/95, RWD, 2/96
    ----------------------------------------

    ----------------------------------------------------------------------------------------------------------------------------
    CASH RECEIPTS AND                                 MONTH                  MONTH              MONTH            QUARTER
                                                  --------------------------------------------------------
    DISBURSEMENTS                                    April 2001            May 2001                               TOTAL
    ----------------------------------------------------------------------------------------------------------------------------
    1.     CASH - BEGINNING OF MONTH                            $0                   $0                $0                    $0
    ----------------------------------------------------------------------------------------------------------------------------
    RECEIPTS FROM OPERATIONS
    ----------------------------------------------------------------------------------------------------------------------------
    2.     CASH SALES                                           $0                   $0                $0                    $0
    ----------------------------------------------------------------------------------------------------------------------------
    COLLECTION OF ACCOUNTS RECEIVABLE
    ----------------------------------------------------------------------------------------------------------------------------
    3.     PREPETITION                                          $0                   $0                $0                    $0
    ----------------------------------------------------------------------------------------------------------------------------
    4.     POSTPETITION                                         $0                   $0                $0                    $0
    ----------------------------------------------------------------------------------------------------------------------------
    5.     TOTAL OPERATING RECEIPTS                             $0                   $0                $0                    $0
    ----------------------------------------------------------------------------------------------------------------------------
    NON - OPERATING RECEIPTS
    ----------------------------------------------------------------------------------------------------------------------------
    6.     LOANS & ADVANCES (ATTACH LIST)                       $0                   $0                $0                    $0
    ----------------------------------------------------------------------------------------------------------------------------
    7.     SALE OF ASSETS                                       $0                   $0                $0                    $0
    ----------------------------------------------------------------------------------------------------------------------------
    8.     OTHER (ATTACH LIST)                                  $0                   $0                $0                    $0
    ----------------------------------------------------------------------------------------------------------------------------
    9.     TOTAL NON-OPERATING RECEIPTS                         $0                   $0                $0                    $0
    ----------------------------------------------------------------------------------------------------------------------------
    10.    TOTAL RECEIPTS                                       $0                   $0                $0                    $0
    ----------------------------------------------------------------------------------------------------------------------------
    11.    TOTAL CASH AVAILABLE                                 $0                   $0                $0                    $0
    ----------------------------------------------------------------------------------------------------------------------------
    OPERATING DISBURSEMENTS
    ----------------------------------------------------------------------------------------------------------------------------
    12.    NET PAYROLL                                          $0                   $0                $0                    $0
    ----------------------------------------------------------------------------------------------------------------------------
    13.    PAYROLL TAXES PAID                                   $0                   $0                $0                    $0
    ----------------------------------------------------------------------------------------------------------------------------
    14.    SALES, USE & OTHER TAXES PAID                        $0                   $0                $0                    $0
    ----------------------------------------------------------------------------------------------------------------------------
    15.    SECURED / RENTAL / LEASES                            $0                   $0                $0                    $0
    ----------------------------------------------------------------------------------------------------------------------------
    16.    UTILITIES                                            $0                   $0                $0                    $0
    ----------------------------------------------------------------------------------------------------------------------------
    17.    INSURANCE                                            $0                   $0                $0                    $0
    ----------------------------------------------------------------------------------------------------------------------------
    18.    INVENTORY PURCHASES                                  $0                   $0                $0                    $0
    ----------------------------------------------------------------------------------------------------------------------------
    19.    VEHICLE EXPENSES                                     $0                   $0                $0                    $0
    ----------------------------------------------------------------------------------------------------------------------------
    20.    TRAVEL                                               $0                   $0                $0                    $0
    ----------------------------------------------------------------------------------------------------------------------------
    21.    ENTERTAINMENT                                        $0                   $0                $0                    $0
    ----------------------------------------------------------------------------------------------------------------------------
    22.    REPAIRS & MAINTENANCE                                $0                   $0                $0                    $0
    ----------------------------------------------------------------------------------------------------------------------------
    23.    SUPPLIES                                             $0                   $0                $0                    $0
    ----------------------------------------------------------------------------------------------------------------------------
    24.    ADVERTISING                                          $0                   $0                $0                    $0
    ----------------------------------------------------------------------------------------------------------------------------
    25.    OTHER (ATTACH LIST)                                  $0                   $0                $0                    $0
    ----------------------------------------------------------------------------------------------------------------------------
    26.    TOTAL OPERATING DISBURSEMENTS                        $0                   $0                $0                    $0
    ----------------------------------------------------------------------------------------------------------------------------
    REORGANIZATION EXPENSES
    ----------------------------------------------------------------------------------------------------------------------------
    27.    PROFESSIONAL FEES                                    $0                   $0                $0                    $0
    ----------------------------------------------------------------------------------------------------------------------------
    28.    U.S. TRUSTEE FEES                                    $0                   $0                $0                    $0
    ----------------------------------------------------------------------------------------------------------------------------
    29.    OTHER (ATTACH LIST)                                  $0                   $0                $0                    $0
    ----------------------------------------------------------------------------------------------------------------------------
    30.    TOTAL REORGANIZATION EXPENSES                        $0                   $0                $0                    $0
    ----------------------------------------------------------------------------------------------------------------------------
    31.    TOTAL DISBURSEMENTS                                  $0                   $0                $0                    $0
    ----------------------------------------------------------------------------------------------------------------------------
    32.    NET CASH FLOW                                        $0                   $0                $0                    $0
    ----------------------------------------------------------------------------------------------------------------------------
    33.    CASH - END OF MONTH                                  $0                   $0                $0                    $0
    ----------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                   Monthly Operating Report

    -----------------------------------------
    CASE  NAME: Flight One Logistics, Inc.      ACCRUAL BASIS-4
    -----------------------------------------

    -----------------------------------------
    CASE  NUMBER: 400-42069-BJH                    02/13/95, RWD, 2/96
    -----------------------------------------

    ----------------------------------------------------------------------------------------------------------------------------
                                                             SCHEDULE            MONTH            MONTH              MONTH
                                                                           -----------------------------------------------------
    ACCOUNTS RECEIVABLE AGING                                 AMOUNT           April 2001        May 2001
    ----------------------------------------------------------------------------------------------------------------------------
    1.      0-30                                                                         $0               $0                $0
    ----------------------------------------------------------------------------------------------------------------------------
    2.      31-60                                                                        $0               $0                $0
    ----------------------------------------------------------------------------------------------------------------------------
    3.      61-90                                                                        $0               $0                $0
    ----------------------------------------------------------------------------------------------------------------------------
    4.      91+                                                                     $20,742          $20,742                $0
    ----------------------------------------------------------------------------------------------------------------------------
    5.      TOTAL ACCOUNTS RECEIVABLE                                 $0            $20,742          $20,742                $0
    ----------------------------------------------------------------------------------------------------------------------------
    6.      AMOUNT CONSIDERED UNCOLLECTIBLE                                              $0               $0                $0
    ----------------------------------------------------------------------------------------------------------------------------
    7.      ACCOUNTS RECEIVABLE (NET)                                 $0            $20,742          $20,742                $0
    ----------------------------------------------------------------------------------------------------------------------------

    -------------------------------------------------
    AGING OF POSTPETITION TAXES AND PAYABLES                           MONTH:        May 2001
                                                                             ---------------------------------------------------

    ----------------------------------------------------------------------------------------------------------------------------
                                       0-30                    31-60              61-90             91+
    TAXES PAYABLE                      DAYS                    DAYS               DAYS              DAYS             TOTAL
    ----------------------------------------------------------------------------------------------------------------------------
    1.      FEDERAL                         $0                        $0                 $0               $0                 $0
    ----------------------------------------------------------------------------------------------------------------------------
    2.      STATE                           $0                        $0                 $0               $0                 $0
    ----------------------------------------------------------------------------------------------------------------------------
    3.      LOCAL                           $0                        $0                 $0               $0                 $0
    ----------------------------------------------------------------------------------------------------------------------------
    4.      OTHER (ATTACH LIST)             $0                        $0                 $0               $0                 $0
    ----------------------------------------------------------------------------------------------------------------------------
    5.      TOTAL TAXES PAYABLE             $0                        $0                 $0               $0                 $0
    ----------------------------------------------------------------------------------------------------------------------------

    ----------------------------------------------------------------------------------------------------------------------------
    6.      ACCOUNTS PAYABLE                $0                        $0                 $0               $0                 $0
    ----------------------------------------------------------------------------------------------------------------------------


    -------------------------------------------------
    STATUS  OF  POSTPETITION  TAXES                                    MONTH:        May 2001
                                                                             ---------------------------------------------------
    ----------------------------------------------------------------------------------------------------------------------------
                                                           BEGINNING           AMOUNT                              ENDING
                                                              TAX           WITHHELD AND/         AMOUNT             TAX
    FEDERAL                                                LIABILITY*         0R ACCRUED           PAID          LIABILITY
    ----------------------------------------------------------------------------------------------------------------------------
    1.      WITHHOLDING**                                              $0                $0               $0                 $0
    ----------------------------------------------------------------------------------------------------------------------------
    2.      FICA-EMPLOYEE**                                            $0                $0               $0                 $0
    ----------------------------------------------------------------------------------------------------------------------------
    3.      FICA-EMPLOYER**                                            $0                $0               $0                 $0
    ----------------------------------------------------------------------------------------------------------------------------
    4.      UNEMPLOYMENT                                               $0                $0               $0                 $0
    ----------------------------------------------------------------------------------------------------------------------------
    5.      INCOME                                                     $0                $0               $0                 $0
    ----------------------------------------------------------------------------------------------------------------------------
    6.      OTHER (ATTACH LIST)                                        $0                $0               $0                 $0
    ----------------------------------------------------------------------------------------------------------------------------
    7.      TOTAL FEDERAL TAXES                                        $0                $0               $0                 $0
    ----------------------------------------------------------------------------------------------------------------------------
    STATE  AND  LOCAL
    ----------------------------------------------------------------------------------------------------------------------------
    8.      WITHHOLDING                                                $0                $0               $0                 $0
    ----------------------------------------------------------------------------------------------------------------------------
    9.      SALES                                                      $0                $0               $0                 $0
    ----------------------------------------------------------------------------------------------------------------------------
    10.     EXCISE                                                     $0                $0               $0                 $0
    ----------------------------------------------------------------------------------------------------------------------------
    11.     UNEMPLOYMENT                                               $0                $0               $0                 $0
    ----------------------------------------------------------------------------------------------------------------------------
    12.     REAL PROPERTY                                              $0                $0               $0                 $0
    ----------------------------------------------------------------------------------------------------------------------------
    13.     PERSONAL PROPERTY                                          $0                $0               $0                 $0
    ----------------------------------------------------------------------------------------------------------------------------
    14.     OTHER (ATTACH LIST)                                        $0                $0               $0                 $0
    ----------------------------------------------------------------------------------------------------------------------------
    15.     TOTAL STATE & LOCAL                                        $0                $0               $0                 $0
    ----------------------------------------------------------------------------------------------------------------------------
    16.     TOTAL TAXES                                                $0                $0               $0                 $0
    ----------------------------------------------------------------------------------------------------------------------------

    * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
    ** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

------------------------------------------------------------------------------------------------------------------------------------
                                                  Monthly Operating Report

    ----------------------------------------
    CASE  NAME: Flight One Logistics, Inc.     ACCRUAL BASIS-5
    ----------------------------------------

    ----------------------------------------
    CASE  NUMBER: 400-42069-BJH                   02/13/95, RWD, 2/96
    ----------------------------------------

    The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                              MONTH:        May 2001
                                                                    ------------------------------------------------------------
    -----------------------------------------
    BANK RECONCILIATIONS
                                                          Account #1           Account #2          Account #3
    ----------------------------------------------------------------------------------------------------------------------------
    A.      BANK:                                            N/A
    ------------------------------------------------------------------------------------------------------------
    B.      ACCOUNT NUMBER:                                  N/A                                                        TOTAL
    ----------------------------------------------------------------------------------------------------------------------------
    C.      PURPOSE (TYPE):                                  N/A
    ----------------------------------------------------------------------------------------------------------------------------
    1.      BALANCE PER BANK STATEMENT                                $0
    ----------------------------------------------------------------------------------------------------------------------------
    2.      ADD:  TOTAL DEPOSITS NOT CREDITED                         $0
    ----------------------------------------------------------------------------------------------------------------------------
    3.      SUBTRACT:  OUTSTANDING CHECKS                             $0
    ----------------------------------------------------------------------------------------------------------------------------
    4.      OTHER RECONCILING ITEMS                                   $0
    ----------------------------------------------------------------------------------------------------------------------------
    5.      MONTH END BALANCE PER BOOKS                               $0                   $0                $0              $0
    ----------------------------------------------------------------------------------------------------------------------------
    6.      NUMBER OF LAST CHECK WRITTEN
    ----------------------------------------------------------------------------------------------------------------------------

    ----------------------------------------
    INVESTMENT ACCOUNTS

    ----------------------------------------------------------------------------------------------------------------------------
                                                          DATE OF               TYPE OF            PURCHASE             CURRENT
    BANK, ACCOUNT NAME & NUMBER                          PURCHASE              INSTRUMENT            PRICE                VALUE
    ----------------------------------------------------------------------------------------------------------------------------
    7.      N/A
    ----------------------------------------------------------------------------------------------------------------------------
    8.      N/A
    ----------------------------------------------------------------------------------------------------------------------------
    9.      N/A
    ----------------------------------------------------------------------------------------------------------------------------
    10.     N/A
    ----------------------------------------------------------------------------------------------------------------------------
    11.     TOTAL INVESTMENTS                                                                                $0              $0
    ----------------------------------------------------------------------------------------------------------------------------

    ----------------------------------------
    CASH
    ----------------------------------------------------------------------------------------------------------------------------
    12.     CURRENCY ON HAND                                                                                                 $0
    ----------------------------------------------------------------------------------------------------------------------------

    ----------------------------------------------------------------------------------------------------------------------------
    13.     TOTAL CASH - END OF MONTH                                                                                        $0
    ----------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                     Monthly Operating Report

   ------------------------------------------
   CASE NAME:  Flight One Logistics, Inc.         ACCRUAL BASIS-6
   ------------------------------------------

   ------------------------------------------
   CASE NUMBER:  400-42069-BJH                       02/13/95, RWD, 2/96
   ------------------------------------------

                                                     MONTH:     May 2001
                                                           ---------------------

   ------------------------------------------
   PAYMENTS TO INSIDERS AND PROFESSIONALS
   ------------------------------------------

   OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

   ---------------------------------------------------------------------------------------------
                                             INSIDERS
   ---------------------------------------------------------------------------------------------
                                          TYPE OF                 AMOUNT            TOTAL PAID
                 NAME                     PAYMENT                  PAID               TO DATE
   ---------------------------------------------------------------------------------------------
   1.   N/A
   ---------------------------------------------------------------------------------------------
   2.   N/A
   ---------------------------------------------------------------------------------------------
   3.   N/A
   ---------------------------------------------------------------------------------------------
   4.   N/A
   ---------------------------------------------------------------------------------------------
   5.   N/A
   ---------------------------------------------------------------------------------------------
   6.   TOTAL PAYMENTS
        TO INSIDERS                                                   $0                  $0
   ---------------------------------------------------------------------------------------------

   -----------------------------------------------------------------------------------------------------------------------------
                                                             PROFESSIONALS
   -----------------------------------------------------------------------------------------------------------------------------
                                     DATE OF COURT                                                                     TOTAL
                                   ORDER AUTHORIZING          AMOUNT          AMOUNT             TOTAL PAID           INCURRED
             NAME                       PAYMENT              APPROVED          PAID                TO DATE            & UNPAID*
   -----------------------------------------------------------------------------------------------------------------------------
   1.   N/A
   -----------------------------------------------------------------------------------------------------------------------------
   2.   N/A
   -----------------------------------------------------------------------------------------------------------------------------
   3.   N/A
   -----------------------------------------------------------------------------------------------------------------------------
   4.   N/A
   -----------------------------------------------------------------------------------------------------------------------------
   5.   N/A
   -----------------------------------------------------------------------------------------------------------------------------
   6.   TOTAL PAYMENTS
        TO PROFESSIONALS                                        $0                $0                $0                  $0
   -----------------------------------------------------------------------------------------------------------------------------

   *    INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

   -------------------------------------------------------------
   POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
   -------------------------------------------------------------

   --------------------------------------------------------------------------------------------------------------
                                                            SCHEDULED             AMOUNTS
                                                             MONTHLY               PAID               TOTAL
                                                            PAYMENTS              DURING             UNPAID
                      NAME OF CREDITOR                         DUE                 MONTH           POSTPETITION
   --------------------------------------------------------------------------------------------------------------
   1.   N/A
   --------------------------------------------------------------------------------------------------------------
   2.   N/A
   --------------------------------------------------------------------------------------------------------------
   3.   N/A
   --------------------------------------------------------------------------------------------------------------
   4.   N/A
   --------------------------------------------------------------------------------------------------------------
   5.   N/A
   --------------------------------------------------------------------------------------------------------------
   6.   TOTAL                                                            $0                  $0               $0
   --------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                     Monthly Operating Report

   ----------------------------------------
   CASE NAME:  Flight One Logistics, Inc.         ACCRUAL BASIS-7
   ----------------------------------------

   ----------------------------------------
   CASE NUMBER:  400-42069-BJH                       02/13/95, RWD, 2/96
   -----------------------------------------

                                                   MONTH: May 2001
                                                         -----------------------

   -------------------------
   QUESTIONNAIRE
   -----------------------------------------------------------------------------------------------------------------------------
                                                                                                        YES                NO
   -----------------------------------------------------------------------------------------------------------------------------
   1.     HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
          THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                                                             X
   -----------------------------------------------------------------------------------------------------------------------------
   2.     HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
          OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                                                                       X
   -----------------------------------------------------------------------------------------------------------------------------
   3.     ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES,
          OR LOANS) DUE FROM RELATED PARTIES?                                                                              X
   -----------------------------------------------------------------------------------------------------------------------------
   4.     HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
          THIS REPORTING PERIOD?                                                                                           X
   -----------------------------------------------------------------------------------------------------------------------------
   5.     HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
          DEBTOR FROM ANY PARTY?                                                                                           X
   -----------------------------------------------------------------------------------------------------------------------------
   6.     ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                                     X
   -----------------------------------------------------------------------------------------------------------------------------
   7.     ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
          PAST DUE?                                                                                                        X
   -----------------------------------------------------------------------------------------------------------------------------
   8.     ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                                                 X
   -----------------------------------------------------------------------------------------------------------------------------
   9.     ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                                       X
   -----------------------------------------------------------------------------------------------------------------------------
   10.    ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
          DELINQUENT?                                                                                                      X
   -----------------------------------------------------------------------------------------------------------------------------
   11.    HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
          REPORTING PERIOD?                                                                                                X
   -----------------------------------------------------------------------------------------------------------------------------
   12.    ARE ANY WAGE PAYMENTS PAST DUE?                                                                                  X
   -----------------------------------------------------------------------------------------------------------------------------

   IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.
   _____________________________________________________________________________
   _____________________________________________________________________________


   -------------------------
   INSURANCE
   -----------------------------------------------------------------------------------------------------------------------------
                                                                                                        YES                NO
   -----------------------------------------------------------------------------------------------------------------------------
   1.     ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
          NECESSARY INSURANCE COVERAGES IN EFFECT?                                                                         X
   -----------------------------------------------------------------------------------------------------------------------------
   2.     ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                                                           X
   -----------------------------------------------------------------------------------------------------------------------------
   3.     PLEASE ITEMIZE POLICIES BELOW.
   -----------------------------------------------------------------------------------------------------------------------------

   IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.
   This is a non-operating entity. There are no assets or employees with which to cover with insurance.
   _____________________________________________________________________________
   _____________________________________________________________________________

   -----------------------------------------------------------------------------------------------------------------------------
                                                      INSTALLMENT PAYMENTS
   -----------------------------------------------------------------------------------------------------------------------------
               TYPE OF                                                                                           PAYMENT AMOUNT
                POLICY                        CARRIER                        PERIOD COVERED                        & FREQUENCY
   -----------------------------------------------------------------------------------------------------------------------------
          N/A
   -----------------------------------------------------------------------------------------------------------------------------
          N/A
   -----------------------------------------------------------------------------------------------------------------------------
          N/A
   -----------------------------------------------------------------------------------------------------------------------------
          N/A
   -----------------------------------------------------------------------------------------------------------------------------
          N/A
   -----------------------------------------------------------------------------------------------------------------------------
          N/A
   -----------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------
CASE NAME: Flight One Logistics, Inc.       FOOTNOTES SUPPLEMENT
--------------------------------------------

--------------------------------------------
CASE NUMBER: 400-42069-BJH                       ACCRUAL BASIS
--------------------------------------------

                                     MONTH:         May 2001
                                           ---------------------------------


--------------------------------------------------------------------------------------------------------------------------------
 ACCRUAL BASIS FORM NUMBER         LINE NUMBER                             FOOTNOTE / EXPLANATION
--------------------------------------------------------------------------------------------------------------------------------
             6                                         All Professional fees related to the Reorganization of the
--------------------------------------------------------------------------------------------------------------------------------
                                                        Company are disbursed out of Kitty Hawk, Inc. (Parent
--------------------------------------------------------------------------------------------------------------------------------
                                                        Company). Refer to Case # 400-42141
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
          General                                      This is a non-operating Company.
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
             4                          6              All assessments of uncollectible accounts receivable are done
--------------------------------------------------------------------------------------------------------------------------------
                                                        at Kitty Hawk, Inc. Refer to Case #400-42141. All reserves
--------------------------------------------------------------------------------------------------------------------------------
                                                        are recorded at Inc. and pushed down to Inc.'s subsidiaries
--------------------------------------------------------------------------------------------------------------------------------
                                                        as deemed necessary.
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
             3                          28             All payments are made by Kitty Hawk, Inc. (Case #400-42141)
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

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

CASE NAME: Flight One Logistics, Inc.

CASE NUMBER: 400-42069-BJH

Details of Other Items


ACCRUAL BASIS-1                                             May 2001


8.    OTHER (ATTACH LIST)              $                         444 Reported
                                       -----------------------------
        Intercompany Receivables                                 444 Detail
                                       -----------------------------
                                                                 -   Difference